UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23469

Capital Group U.S. Equity Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Gregory F. Niland

Capital Group U.S. Equity Fund

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Group U.S. Equity Fund Annual report for the year ended October 31, 2022

A U.S.-focused approach
to seeking prudent growth
and preserving wealth

Capital Group U.S. Equity Fund seeks to provide prudent growth of capital and conservation of principal.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report are at net asset value. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current and month-end results, visit capitalgroup.com/pcs.

Here are the total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2022 (the most recent calendar quarter-end), and the total annual fund operating expense ratios as of the prospectus dated January 1, 2023 (unaudited):

	Cumulative total returns	Average annual total returns			Gross expense ratio	Net expense ratio
	1 year	5 years	10 years	Lifetime*

Capital Group U.S. Equity Fund	–13.33%	8.61%	10.77%	9.76%	0.44%	0.43%

*	Since April 1, 2011. The fund is newly organized for the purpose of effecting the reorganization of Capital Group U.S. Equity Fund (the “predecessor fund”) into a new Delaware statutory trust. The fund acquired the assets and assumed the liabilities of the predecessor fund on November 8, 2019, and the predecessor fund is the accounting and performance survivor of the reorganization. This means that the predecessor fund’s performance and financial history have been adopted by the fund and will be used going forward from the date of reorganization. Except where the context indicates otherwise, all references herein to the “fund” include the predecessor fund prior to November 8, 2019. In connection with the reorganization, former shareholders of the predecessor fund received shares of the fund. The performance of the fund includes the performance of the predecessor fund prior to the reorganization. The inception date shown in the table for the fund is that of the predecessor fund.

The investment adviser is currently reimbursing a portion of other expenses so that total expenses do not exceed 0.425%. This reimbursement will be in effect through at least January 1, 2024. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. Visit capitalgroup.com/pcs for more information.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Investment portfolio

8	Financial statements

22	Board of trustees and other officers

Fellow investors:

U.S. equity indexes were down for the 12 months ended October 31, 2022, as rising inflation, geopolitical tensions and aggressive Federal Reserve rate hikes created a difficult economic backdrop.

Markets and economy

The fund year began on a cautious note, with both stock and bond markets pausing amid regulatory clampdowns in China and political jockeying in the U.S. over President Joe Biden’s spending and taxation proposals. Those issues were abruptly overshadowed by Russia’s invasion of Ukraine in February, which upended international trade and shocked the global financial system. Stubbornly high inflation — partly fed by energy disruptions related to the war — spurred global central banks to aggressively raise rates. In the U.S., the Fed raised rates five times during the fund year to combat rising consumer prices.

Economic data was mixed. Some indicators — particularly the job market and consumer spending — remained strong, while others weakened, such as housing. Gross domestic product fell in the first and second quarters of 2022, reflecting tightening household budgets in the face of high oil and food costs. Though back-to-back contractions are a common rule-of-thumb definition of a recession, solid employment and wage gains suggested that a recession had not taken hold. Indeed, GDP rose in the third quarter.

Nevertheless, high inflation and rising interest rates weighed on both fixed income and equity markets. The high-growth technology stocks that were stalwarts of the low-interest environment of recent years were hit particularly hard, with the S&P 500’s information technology sector sinking 20.26% in the 12 months ended October 31. Conversely, the energy sector provided outsize returns, benefiting from higher oil and gas prices as it rebounded from pandemic shutdown lows.

Portfolio review

While the Capital Group U.S. Equity Fund did not escape the pull of these forces, it fared notably better than the broader market. The fund declined 12.44% for the period, more than two full percentage points better than the S&P 500, which lost 14.61%.* The fund benefited from a focus on resilient businesses with strong balance sheets, a commitment to paying

Results at a glance

For periods ended October 31, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

Capital Group U.S. Equity Fund[2]	–12.44%	9.88%	11.74%	10.40%
S&P 500 Index[3]	–14.61	10.44	12.79	11.83
Lipper Growth & Income Funds Average[4]	–15.75	5.43	8.58	8.09

[1]	Since April 1, 2011.
[2]	The fund is newly organized for the purpose of effecting the reorganization of Capital Group U.S. Equity Fund (the “predecessor fund”) into a new Delaware statutory trust. The fund acquired the assets and assumed the liabilities of the predecessor fund on November 8, 2019, and the predecessor fund is the accounting and performance survivor of the reorganization. This means that the predecessor fund’s performance and financial history have been adopted by the fund and will be used going forward from the date of reorganization. Except where the context indicates otherwise, all references herein to the “fund” include the predecessor fund prior to November 8, 2019. In connection with the reorganization, former shareholders of the predecessor fund received shares of the fund. The performance of the fund includes the performance of the predecessor fund prior to the reorganization. The inception date shown in the table for the fund is that of the predecessor fund.
[3]	S&P source: S&P Dow Jones Indices LLC. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	Lipper source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods.

Capital Group U.S. Equity Fund	1

shareholders a dividend, solid pricing power, proven management teams and attractive valuations. Moreover, the fund had a smaller footprint in technology stocks, which boosted relative results as prominent tech companies fell from their extremely high valuations amid a sudden rethinking of their long-term growth prospects.

On the downside, the fund was affected by positions in communication services, such as streaming and cable companies, which fell sharply. Similarly, selections in the financial and consumer staples sectors — particularly in banks and beverages — weighed on the portfolio.

Market outlook

The Fed has reiterated that taming inflation is its top priority. However, it is unclear if the central bank can lower inflation to its 2% target range without triggering a recession. Though consumer price gains have moderated somewhat in the U.S., the Fed has remained aggressive, perhaps recalling the difficulty policy-makers encountered in subduing price growth in the 1970s.

In the near term, the risk of recession appears heightened, though indicators are mixed. Oil and commodity prices are falling, and the housing industry is bowing to higher interest rates. Meanwhile, employment and industrial production remain robust. Longer term, many members of our investment team believe that interest rates are unlikely to return to the historically low levels of the last decade. That shift could foster a business environment in which steady earnings are favored over the rapid and sometimes unsustainable growth that marked the 2010s.

In light of that outlook, our investment team has reduced exposure to sectors such as consumer discretionary and communication services while emphasizing companies with pricing power and defensive attributes that appear well-positioned for potentially adverse conditions. For example, food and beverage businesses have been resilient during choppy economies as budget-conscious households rein in outside dining in favor of cooking at home. They too demonstrated solid pricing power recently.

Our investment team also has been drawn to utility stocks, partly for their historically defensive characteristics but also for their long-term growth potential. The ongoing shift from fossil fuels to renewable energy and the mainstream embrace of electric vehicles could offer the industry a decades-long boost.

Despite the economic clouds and increased risk of recession, our portfolio managers remain excited about the future. While economic and market downturns can be frustrating in the moment, they have historically provided opportunities for patient investors. The U.S. economy has emerged from similar episodes in the past with new vigor and renewed bull runs. Selloffs have historically set the stage for subsequent advances by clearing excesses, lowering valuations to attractive levels and spotlighting emerging sectors.

While past results do not predict future returns, for the past several decades, current valuation levels have been a good basis for future returns: Since 1985, whenever the S&P 500 was at its current price-earnings ratio of around 16, the index rose an average of 7% to 9% annually over the following decade.

Thank you for your trust and continued investment.

Sincerely,

John S. Armour
President

William L. Robbins
Senior Vice President

December 14, 2022

*	The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Investors cannot invest directly in an index. Source: S&P Dow Jones Indices LLC.

Refer to the fund’s prospectuses and the Risk Factors section of this report for more information on risks associated with investing in the fund.

2	Capital Group U.S. Equity Fund

The value of a $10,000 investment

How a hypothetical $10,000 investment has grown
(for the period April 1, 2011, to October 31, 2022)

[1]	The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Investors cannot invest directly in an index. Source: S&P Dow Jones Indices LLC.
[2]	Includes reinvested dividends and capital gain distributions.

Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a hypothetical $1,000 investment (for periods ended October 31, 2022)

	1 year	5 years	10 years	Lifetime

Capital Group U.S. Equity Fund	–12.44%	9.88%	11.74%	10.40%

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/pcs for more information.

Capital Group U.S. Equity Fund	3

Investment portfolio

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	89.22%
Eurozone*	2.44
United Kingdom	1.41
Denmark	.65
Switzerland	.35
Canada	.21
Short-term securities & other assets less liabilities	5.72
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France and the Netherlands.

Common stocks 94.28%	Shares	Value (000)
Information technology 18.07%
Microsoft Corp.	57,360	$13,315
Visa, Inc., Class A	53,335	11,049
Apple, Inc.	45,798	7,023
Broadcom, Inc.	9,881	4,645
ASML Holding NV (New York registered) (ADR)	8,124	3,838
Jack Henry & Associates, Inc.	10,922	2,174
KLA Corp.	6,519	2,063
GoDaddy, Inc., Class A1	19,188	1,543
Texas Instruments, Inc.	8,562	1,375
ServiceNow, Inc.[1]	2,613	1,100
Adobe, Inc.[1]	3,348	1,066
Analog Devices, Inc.	7,202	1,027
Mastercard, Inc., Class A	2,478	813
Lam Research Corp.	1,060	429
		51,460

Health care 16.15%
UnitedHealth Group, Inc.	19,052	10,577
Humana, Inc.	7,763	4,332
Seagen, Inc.[1]	33,026	4,200
Elevance Health, Inc.	7,375	4,032
Danaher Corp.	15,573	3,919
Bristol-Myers Squibb Company	40,251	3,118
Abbott Laboratories	29,928	2,961
AstraZeneca PLC (ADR)	43,650	2,567
Eli Lilly and Company	6,553	2,373
Novo Nordisk A/S, Class B (ADR)	17,100	1,861
Edwards Lifesciences Corp.[1]	25,350	1,836
Pfizer, Inc.	29,099	1,355
Centene Corp.[1]	11,600	988
Regeneron Pharmaceuticals, Inc.[1]	1,102	825
Horizon Therapeutics PLC[1]	9,740	607
Oak Street Health, Inc.[1]	20,453	414
Biohaven, Ltd.[1]	3,100	51
		46,016

Financials 14.28%
Marsh & McLennan Companies, Inc.	59,290	9,575
Chubb, Ltd.	31,780	6,829
JPMorgan Chase & Co.	39,430	4,963
Aon PLC, Class A	16,148	4,545
CME Group, Inc., Class A	13,875	2,405
State Street Corp.	31,687	2,345
MSCI, Inc.	4,200	1,969

4	Capital Group U.S. Equity Fund

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Arthur J. Gallagher & Co.	10,300	$1,927
Wells Fargo & Company	41,172	1,893
Moody’s Corp.	4,775	1,265
Intercontinental Exchange, Inc.	11,287	1,079
Nasdaq, Inc.	16,650	1,036
First Republic Bank	7,000	841
		40,672

Industrials 12.12%
Northrop Grumman Corp.	12,170	6,682
Waste Connections, Inc.	41,191	5,434
Honeywell International, Inc.	11,655	2,378
CSX Corp.	74,478	2,164
TransDigm Group, Inc.	3,385	1,949
Raytheon Technologies Corp.	20,217	1,917
Norfolk Southern Corp.	8,296	1,892
AMETEK, Inc.	14,500	1,880
United Airlines Holdings, Inc.[1]	41,847	1,803
Carrier Global Corp.	42,831	1,703
ITT, Inc.	22,129	1,690
Airbus Group SE (ADR)	50,200	1,357
Deere & Company	3,200	1,267
Advanced Drainage Systems, Inc.	7,175	831
Trinity Industries, Inc.	28,566	815
HEICO Corp.	2,400	390
HEICO Corp., Class A	3,000	382
		34,534

Consumer discretionary 8.33%
Amazon.com, Inc.[1]	51,160	5,241
Chipotle Mexican Grill, Inc.[1]	3,211	4,811
Dollar General Corp.	17,919	4,570
NIKE, Inc., Class B	31,403	2,911
YUM! Brands, Inc.	16,476	1,948
Hilton Worldwide Holdings, Inc.	12,177	1,647
Lear Corp.	6,984	969
Aramark	25,351	925
Darden Restaurants, Inc.	4,900	702
		23,724

Consumer staples 6.20%
Philip Morris International, Inc.	38,401	3,527
Anheuser-Busch InBev SA/NV (ADR)[2]	35,100	1,759
Mondelez International, Inc.	28,300	1,740
General Mills, Inc.	18,816	1,535
British American Tobacco PLC (ADR)	36,219	1,435
Costco Wholesale Corp.	2,710	1,359
Estée Lauder Companies, Inc., Class A	6,687	1,341
PepsiCo, Inc.	6,582	1,195
Procter & Gamble Company	7,880	1,061
Nestlé SA (ADR)	9,255	1,006
Kraft Heinz Company	23,494	904
Hormel Foods Corp.	17,200	799
		17,661

Energy 5.65%
Chevron Corp.	33,198	6,005
ConocoPhillips	41,649	5,252
EOG Resources, Inc.	31,098	4,245
TC Energy Corp.	13,700	602
		16,104

Capital Group U.S. Equity Fund	5

Common stocks (continued)	Shares	Value (000)
Communication services 4.98%
Alphabet, Inc., Class C1	47,540	$4,500
Comcast Corp., Class A	102,195	3,244
Charter Communications, Inc., Class A1	7,108	2,613
Electronic Arts, Inc.	11,887	1,497
Cable One, Inc.	1,626	1,397
Meta Platforms, Inc., Class A1	10,087	940
		14,191

Utilities 4.15%
Constellation Energy Corp.	29,853	2,822
Sempra Energy	13,320	2,011
Exelon Corp.	39,883	1,539
CenterPoint Energy, Inc.	45,667	1,307
AES Corp.	44,000	1,151
NextEra Energy, Inc.	14,276	1,106
Edison International	16,278	977
Entergy Corp.	8,561	917
		11,830

Materials 2.28%
Linde PLC	16,607	4,938
Sherwin-Williams Company	6,960	1,566
		6,504

Real estate 2.07%
Equinix, Inc. REIT	5,567	3,154
Crown Castle, Inc. REIT	20,579	2,742
		5,896

Total common stocks (cost: $139,518,000)		268,592

Short-term securities 6.25%
Money market investments 5.68%
Capital Group Central Cash Fund 3.18%[3,4]	161,840	16,181

Money market investments purchased with collateral from securities on loan 0.57%
Capital Group Central Cash Fund 3.18%[3,4,5]	7,153	715
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.09%[3,5]	457,077	457
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.07%[3,5]	450,000	450
		1,622

Total short-term securities (cost: $17,802,000)		17,803
Total investment securities 100.53% (cost: $157,320,000)		286,395
Other assets less liabilities (0.53)%		(1,514)

Net assets 100.00%		$284,881

6	Capital Group U.S. Equity Fund

Investments in affiliates4

	Value of affiliates at 11/1/2021 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)		Value of affiliates at 10/31/2022 (000)	Dividend income (000)
Short-term securities 5.93%
Money market investments 5.68%
Capital Group Central Cash Fund 3.18%[3]	$5,813	$56,117		$45,747	$(2)	$—	[6]	$16,181	$137
Money market investments purchased with collateral from securities on loan 0.25%
Capital Group Central Cash Fund 3.18%[3,5]	598	117	[7]					715	—	[8]
Total 5.93%					$(2)	$—	[6]	$16,896	$137

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $1,759,000, which represented .62% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Rate represents the seven-day yield at 10/31/2022.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Amount less than one thousand.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

Capital Group U.S. Equity Fund	7

Financial statements

Statement of assets and liabilities at October 31, 2022	(dollars in thousands)

Assets:
Investment securities, at value (includes $1,759 of investment securities on loan):
Unaffiliated issuers (cost: $140,425)	$269,499
Affiliated issuers (cost: $16,895)	16,896		$286,395
Cash			1
Cash denominated in currencies other than U.S. dollars (cost: $8)			8
Cash collateral received for securities on loan			180
Receivables for:
Services provided by related parties	9
Dividends	259
Securities lending income	—	*	268
			286,852
Liabilities:
Collateral for securities on loan			1,802
Payables for:
Purchases of investments	42
Repurchases of fund’s shares	28
Investment advisory services	99		169
Net assets at October 31, 2022			$284,881

Net assets consist of:
Capital paid in on shares of beneficial interest			$148,350
Total distributable earnings			136,531
Net assets at October 31, 2022			$284,881

*	Amount less than one thousand.

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (10,203 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class M	$284,881	10,203	$27.92

Refer to the notes to financial statements.

8	Capital Group U.S. Equity Fund

Financial statements (continued)

Statement of operations for the year ended October 31, 2022	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $55; also includes $137 from affiliates)	$4,656
Securities lending income (net of fees)	5
Interest from unaffiliated issuers	1	$4,662
Fees and expenses*:
Investment advisory services	1,321
Trustees’ compensation	15
Legal	12
Other	1
Total fees and expenses before reimbursement	1,349
Less reimbursement of fees and expenses:
Miscellaneous fee reimbursement	28
Total fees and expenses after reimbursement		1,321
Net investment income		3,341

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	7,811
Affiliated issuers	(2)	7,809
Net unrealized depreciation on:
Investments:
Unaffiliated issuers	(52,755)
Affiliated issuers	— †	(52,755)
Net realized gain and unrealized depreciation		(44,946)

Net decrease in net assets resulting from operations		$(41,605)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

Refer to the notes to financial statements.

Capital Group U.S. Equity Fund	9

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31,
	2022	2021
Operations:
Net investment income	$3,341	$2,944
Net realized gain	7,809	16,348
Net unrealized (depreciation) appreciation	(52,755)	74,660
Net (decrease) increase in net assets resulting from operations	(41,605)	93,952

Distributions paid to shareholders	(18,815)	(8,461)

Net capital share transactions	1,072	(4,657)

Total (decrease) increase in net assets	(59,348)	80,834

Net assets:
Beginning of year	344,229	263,395
End of year	$284,881	$344,229

Refer to the notes to financial statements.

10	Capital Group U.S. Equity Fund

Notes to financial statements

1. Organization

Capital Group U.S. Equity Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide prudent growth of capital and conservation of principal.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Capital Group U.S. Equity Fund	11

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. As of October 31, 2022, all of the fund’s investments were classified as Level 1.

12	Capital Group U.S. Equity Fund

4. Risk factors

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Capital Group U.S. Equity Fund	13

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2022, the total value of securities on loan was $1,759,000, and the total value of collateral received was $1,802,000, which consisted entirely of cash. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses and capital losses related to sales of certain securities within 30 days of purchase. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2022, the fund reclassified $601,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

14	Capital Group U.S. Equity Fund

As of October 31, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$300
Undistributed long-term capital gains	7,206
Gross unrealized appreciation on investments	132,896
Gross unrealized depreciation on investments	(3,871)
Net unrealized appreciation on investments	129,025
Cost of investments	157,370

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2022			Year ended October 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class M	$3,235	$15,580	$18,815	$2,962	$5,499	$8,461

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s share, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. For the services it provides to the fund, CRMC receives a unified management fee of 0.425% of the daily net assets of the fund. Out of the fund’s unified management fee CRMC pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees) and extraordinary expenses, such as litigation expenses. These expenses, which are not paid by CRMC from the unified management fee, are paid by the fund, which are currently reimbursed by CRMC.

Miscellaneous fee reimbursement — Expense limitations have been imposed through at least January 1, 2024, to limit the share class’s total annual operating expense to 0.425% as a percentage of daily net assets. For the year ended October 31, 2022, CRMC reimbursed miscellaneous fees of $28,000 for the fund, which CRMC does not intend to recoup. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $3,552,000 and $3,379,000, respectively, which generated $2,520,000 of net realized losses from such sales.

Capital Group U.S. Equity Fund	15

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2022.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2022

Class M	$14,806	492	$18,374	584	$(32,108)	(1,067)	$1,072	9

Year ended October 31, 2021

Class M	$21,709	740	$8,259	292	$(34,625)	(1,152)	$(4,657)	(120)

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $36,233,000 and $59,445,000, respectively, during the year ended October 31, 2022.

16	Capital Group U.S. Equity Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursements[3]	Ratio of expenses to average net assets after reimbursements[2,3]	Ratio of net income to average net assets[2]
10/31/2022	$33.77	$.32	$(4.33)	$(4.01)	$(.31)	$(1.53)	$(1.84)	$27.92	(12.44)%	$285	.43%	.43%	1.07%
10/31/2021	$25.54	$.28	$8.78	$9.06	$(.29)	$(.54)	$(.83)	$33.77	36.12%	$344	.43%	.42%	.94%
10/31/2020	24.57	.28	1.77	2.05	(.29)	(.79)	(1.08)	25.54	8.51	263	.45	.42	1.12
10/31/2019	22.78	.34	3.27	3.61	(.35)	(1.47)	(1.82)	24.57	17.65	244	.45	.42	1.49
10/31/2018	22.95	.34	.85	1.19	(.29)	(1.07)	(1.36)	22.78	5.30	223	.44	.43	1.45

	Year ended October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[4]	12%	15%	19%	16%	22%

[1]	Based on average shares outstanding.
[2]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[4]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

Capital Group U.S. Equity Fund	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Group U.S. Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Capital Group U.S. Equity Fund (the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
December 14, 2022

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

18	Capital Group U.S. Equity Fund

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including management fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2022, through October 31, 2022).

Actual expenses:

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Shareholders of the fund may be subject to an additional fee charged by CRMC’s Capital Group Private Client Services division for the ongoing services provided to the shareholder. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees. Note that the expenses shown in the table are meant to highlight your ongoing costs only. The second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 5/1/2022	Ending account value 10/31/2022	Expenses paid during period*	Annualized expense ratio
Capital Group U.S. Equity Fund
Actual return	$1,000.00	$965.84	$2.08	.42%
Assumed 5% return	1,000.00	1,023.09	2.14	.42

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2022:

Long-term capital gains	$16,180,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$42,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

Capital Group U.S. Equity Fund	19

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20	Capital Group U.S. Equity Fund

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Capital Group U.S. Equity Fund	21

Board of trustees and other officers

Independent trustees1

Name, year of birth and position with fund	Year first elected a trustee of the fund[2]	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Vanessa C. L. Chang, 1952 Chair of the Board (Independent and Non-Executive)	2019	Former Director, EL & EL Investments (real estate)	22	Edison International/Southern California Edison; Transocean Ltd. (offshore drilling contractor)
James G. Ellis, 1947	2019	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Jennifer C. Feikin, 1968	2019	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California; former Director, First Descents	15	Hertz Global Holdings, Inc.
Pablo R. González Guajardo, 1967	2019	CEO, Kimberly-Clark de México, SAB de CV	22	América Móvil, SAB de CV (telecommunications company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly-Clark de México, SAB de CV (consumer staples)
Leslie Stone Heisz, 1961	2019	Former Managing Director, Lazard (retired, 2010); Director, Edwards Lifesciences; Trustee, Public Storage; Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	15	None
William D. Jones, 1955	2019	Real estate developer/owner, President and former CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	23	Biogen Inc.

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee of the fund[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
John S. Armour, 1957 President	2019	President and Director, Capital Group Private Client Services, Inc.[6]	9	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling your relationship manager at (800) 266-9532. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Refer to page 23 for footnotes.

22	Capital Group U.S. Equity Fund

Officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Cheryl E. Frank, 1975 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Gregory D. Fuss, 1959 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]; Senior Vice President, Capital Group Private Client Services, Inc.[6]
William L. Robbins, 1968 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]; Chair and Director, Capital Group International, Inc.[6]
Timothy W. McHale, 1978 Vice President	2019	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, American Funds Distributors, Inc.[6]; Director, American Funds Service Company[6]
Courtney R. Taylor, 1975 Secretary	2019	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2019	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Kyle J. Ilsley, 1980 Assistant Treasurer	2020	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than the fund or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or its affiliates. Unless otherwise noted, all directorships are current.
[4]	The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the Investment Company Act of 1940, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Capital Group U.S. Equity Fund	23

Board of trustees and other officers (continued)

Results of special meetings of shareholders

held December 2, 2022

Shares outstanding (all classes) on October 3, 2022 (record date)
10,221,712

Total shares voting on December 2, 2022
9,452,811 (92.5% of shares outstanding)

The Proposal: to elect board members:

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
John G. Freund, MD	9,452,811	100.0%	0	0.0%
Pablo R. González Guajardo	611,420	6.5	8,841,391	93.5
Merit E. Janow	9,451,820	99.9	991	0.1
William D. Jones	9,452,811	100.0	0	0.0
John C. Mazziotta, MD, PhD	9,452,811	100.0	0	0.0
William R. McLaughlin	9,452,811	100.0	0	0.0
William L. Robbins	9,452,811	100.0	0	0.0
Kenneth M. Simril	9,452,811	100.0	0	0.0
James Terrile	9,429,111	99.7	23,700	0.3
Kathy J. Williams	9,452,811	100.0	0	0.0

24	Capital Group U.S. Equity Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus, which can be obtained from Capital Research and Management Company by calling (800) 266-9532 and should be read carefully before investing.

Capital Group Private Client Services files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website (www.sec.gov). Additionally, the list of portfolio holdings is available by calling your relationship manager at (800) 266-9532.

The proxy voting procedures and policies of Capital Group U.S. Equity Fund — which describe how we vote proxies relating to portfolio securities — are available upon request by calling your relationship manager at (800) 266-9532. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC website or by calling your relationship manager.

The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

If used as sales material after December 31, 2022, this report must be accompanied by the Capital Group U.S. Equity Fund Quarterly Results document for the most recently completed calendar quarter.

American Funds Distributors, Inc., member FINRA.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leslie Stone Heisz, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services.

CAPUSE

Registrant:

a) Audit Fees:
Audit	2021	30,000
	2022	31,000

b) Audit-Related Fees:
	2021	None
	2022	None

c) Tax Fees:
	2021	7,000
	2022	7,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	None
	2022	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2021	None
	2022	None

	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $9,000 for fiscal year 2021 and $7,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL GROUP U.S. EQUITY FUND

By __/s/ John S. Armour________________
John S. Armour, President and Principal Executive Officer

Date: December 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ John S. Armour_____________
John S. Armour, President and Principal Executive Officer

Date: December 30, 2022

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: December 30, 2022